UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2013

SCIENTIFIC LEARNING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24547	94-3234458
(Commission File No.)	(IRS Employer Identification No.)

300 Frank Ogawa Plaza, Suite 600
Oakland, CA  94612
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (510) 444-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The information contained herein and in the accompanying exhibit is being "furnished" under this Item and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except as may be expressly incorporated into such filing by specific reference to this filing.

On November 12, 2013, Scientific Learning Corporation (the "Company") announced via press release the Company's results for its quarter ended September 30, 2013. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release of Scientific Learning Corporation dated November 12, 2013

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to the safe harbor created by the federal securities laws.  Such statements include, among others, statements made in Exhibit 99.1 about the anticipated state of the education business environment and expectations regarding the Company’s future results.  Such statements are subject to substantial risks and uncertainties.  Actual events or results may differ materially as a result of many factors, including but not limited to: availability of funding to purchase the Company's products; general economic and financial conditions; risks related to the Company’s transition to a new business model; difficulty in forecasting future results; seasonality and sales cycles in the Company’s markets; variability of the Company’s cash flow; competition; unexpected challenges in product development; the acceptance of new products and product changes; the extent to which the Company's marketing, sales and implementation strategies are successful; personnel changes; the Company's ability to continue to demonstrate the efficacy of its products, and other risks detailed in the Company's other SEC reports, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (Part I, Item 1A, Risk Factors), filed April 1, 2013 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 (Part II, Item 1A, Risk Factors), filed May 14, 2013, and June 30, 2013 (Part II, Item 1A, Risk Factors), filed August 13, 2013.  The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCIENTIFIC LEARNING CORPORATION

Date: November 12, 2013	By:	/s/ Christopher J. Brookhart
	Title:	Senior Vice President and General Counsel